SECURITIES AND EXCHANGE COMMISSION

                Washington, D.C. 20549

                       FORM 8-K

                    CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities
                 Exchange Act of 1934

   Date of Report (Date of earliest event reported):
                    January 8, 2001




           EXTENDICARE HEALTH SERVICES, INC.
(Exact name of registrant as specified in its charter)




        DELAWARE            333-43549            98-0066268
    (State or other        (Commission         (IRS Employer
     jurisdiction          File Number)     Identification No.)
   of incorporation)

   111 West Michigan Street
    Milwaukee, Wisconsin                        53203
(Address of principal executive               (Zip Code)
           offices)


Registrant's telephone number, including area code:  (414) 271-9696

     Item 2.  Acquisition or Disposition of Assets.

     On January 8, 2001, certain affiliates of
Extendicare Health Services, Inc. (the "Company") finalized a series of transactions under which affiliates of Tandem Health Care, Inc. (collectively,
"Tandem") agreed to lease nine nursing home facilities in Florida from certain affiliates of the Company for an 18-month term. The transactions became final upon regulatory approval from the appropriate authorities of the State of Florida. If Tandem holds the leases to term, Tandem is obligated to pay $10.2 million in escalating rental fees. Certain affiliates of the Company expect to incur approximately $6 million in additional operating costs in connection with the leased properties. Pursuant to the lease agreements, Tandem has the option to the purchase the facilities for up to $48 million, less related costs and other credits that may exist at the time the option is exercised. The book value of the leased assets as of September 30, 2000 was $52.2 million. The Company estimates that it will incur an impairment to value charge to long-lived assets of approximately $16.2 million before taxes in the fourth quarter of fiscal 2000.
The terms of the transactions were the result of arms-length negotiations.

     Item 7.  Financial Statements and Exhibits.

     (b)  Pro Forma Financial Information

     Attached hereto as Exhibit 99.1 are pro forma financial statements of the Company for the nine months ended September 30, 2000 and year end December 31,
1999, and such Exhibit is incorporated herein by reference.

     (c)  Exhibits

           Exhibit No.                 Description

              2.1* Operating Lease between Kissimmee Care, LLC and Tandem Health Care of
                         Kissimmee, Inc., dated as of January 1,
                         2001.  (Certain Exhibits have been
                         omitted based on Rule 601(b)(2) of
                         Regulation S-K.  Such Exhibits are
                         described in the Operating Agreement.
                         The Company agrees to furnish to the
                         Commission upon its request, any or all
                         of such omitted Exhibits.)



             99.1        Pro Forma Financial Statements of the
                         Company for the Nine Months Ended
                         September 30, 2000 and Year End
                         December 31, 1999.

          * Certain portions of Exhibit 2.1 have been omitted and filed separately with the Commission with a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. Such omitted confidential information has been designated by an asterisk and brackets.

                      SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   January 23, 2001     EXTENDICARE HEALTH SERVICES, INC.



                              By: /s/ Mark W. Durishan
                                 --------------------------------------------
                                 Mark W. Durishan
                                 Vice President, Chief Financial Officer,
                                 Treasurer and Director (Principal Financial
                                 and Accounting Officer)

                     EXHIBIT INDEX


           Exhibit No.                Description

             2.1* Operating Lease between Kissimmee Care, LLC and Tandem Health Care of
                         Kissimmee, Inc., dated as of January 1,
                         2001.  (Certain Exhibits have been
                         omitted based on Rule 601(b)(2) of
                         Regulation S-K.  Such Exhibits are
                         described in the Operating Agreement.
                         The Company agrees to furnish to the
                         Commission upon its request, any or all
                         of such omitted Exhibits.)



            99.1         Pro Forma Financial Statements of the
                         Company for the Nine Months Ended
                         September 30, 2000 and Year End
                         December 31, 1999.



          *Certain portions of Exhibit 2.1 have been omitted and filed separately with the Commission with a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. Such omitted confidential information has been designated by an asterisk and brackets.